Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Disclosures [Text Block]
22        FAIR VALUE MEASUREMENTS

The Company did not have any assets and liabilities that are measured at fair value on a recurring basis as of December 31, 2011 and 2010.

The fair values of cash, pledged bank deposits, bills receivable, consumption tax refund receivable, short-term bank borrowings, bills payable, current portion of long-term borrowings, and accounts payable approximate their respective carrying amounts due to their short-term nature. Amounts due to related parties are not practicable to estimate due to the related party nature of the underlying transactions. The Group’s long-term debt, secured by various assets, bears interest at rates commensurate with market rates and therefore management believes carrying values approximate fair values.